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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT - July 11, 2001
                        ------------------------------
                       (Date of Earliest Event Reported)



                     NON-INVASIVE MONITORING SYSTEMS, INC.
                     ------------------------------------
            (Exact name of registrant as specified in its charter)



                                    Florida
                          --------------------------
                           (State of Incorporation)



            0-13176                                          59-2007840
     ---------------------                                   ----------
     (Commission File No.)                                (I.R.S. Employer
                                                         Identification No.)



                 1840 West Avenue, Miami Beach, Florida, 33139
                 ---------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (305) 534-3694
                                ---------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

     Non-Invasive Monitoring Systems, Inc. (the "Company" or "Nims") announced the appointment of Allan F. Brack and Dean Kamen to its Board of Directors.

     The Company's press release with respect to the appointment of Allan F. Brack and Dean Kamen to its Board of Directors is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.


     (c)  Exhibits.

          99.1 Press Release, dated July 11, 2001.

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NON-INVASIVE MONITORING SYSTEMS, INC.



Dated: July 17, 2001                             /s/ Marvin A. Sackner
                                                 ---------------------
                                                 Marvin A. Sackner,
                                                 Chairman of the Board

                                       3
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    Exhibit                  Description
    -------                  -----------

      99.1                   Press Release, dated July 11, 2001.